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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of MKS Instruments, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John R. Bertucci, Chairman, Chief Executive Officer and President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 8, 2003
                                         /s/ John R. Bertucci
                                         ---------------------------------------
                                         John R. Bertucci
                                         Chairman, Chief Executive Officer and
                                         President



A signed original of this written statement required by Section 906 has been provided to MKS Instruments, Inc. and will be retained by MKS Instruments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.